Supplement Dated December 1, 2000*
                     to the Prospectus Dated June 30, 2000
                 of IDS Life Series Fund, Inc. S-6191 P (6/00)

The following revision applies to the "Management" section of the Equity Portfolio. The following paragraphs replace the paragraph on Louis Giglio:

     Louis Giglio and Scott Mullinix are primarily responsible for managing the day-to-day operations of IDS Life Series Fund - Equity Portfolio.

     Louis Giglio, senior portfolio manager, joined AEFC in January 1995 as a senior equity analyst. He is co-portfolio manager and has managed this Fund since April 1997. He also serves as co-portfolio manager for AXP Strategy Aggressive Fund, AXP Variable Portfolio - Strategy Aggressive Fund and the AXP Innovations Fund (World Technologies Portfolio).

     Scott Mullinix, portfolio manager, joined AEFC in 1987 as a financial advisor. He is co-portfolio manager and has managed this Fund since
     November 2000. He also serves as co-portfolio manager for AXP Strategy Aggressive Fund, AXP Variable Portfolio - Strategy Aggressive Fund and the AXP Innovations Fund (World Technologies Portfolio).


S-6191-41 A (01/01)
*Valid until June 30, 2001.